Summary
Prospectus

March 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Government Reserves Fund

Trust Shares  ......  VGGXX

Select Shares  ......  GMUXX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Government Reserves Fund Summary

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Trust Shares	Select Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.21%	0.46%
Total Annual Fund Operating Expenses	0.61%	0.86%

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares	$62	$195	$340	$762
Select Shares	$88	$274	$477	$1,061

Government Reserves Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing only in certain securities issued or guaranteed by the U.S. government, its agencies and/or instrumentalities, and repurchase agreements backed by these securities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities either directly or through repurchase agreements. Unless circumstances warrant otherwise, the Fund will invest in securities whose interest payments are exempt from state and local taxes.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in the instruments described above. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.

■  An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support. The Fund may be more seriously affected by such an event because it may concentrate its investments in the obligations of a small number of instrumentalities.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Government Reserves Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Select Shares

Highest/lowest quarterly results during this time period were:

Highest  1.48% (quarter ended December 31, 2000)

Lowest  0.00% (quarters ended June 30, 2009, September 30, 2009 and December 31, 2009)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years (or Life of Fund)
SELECT SHARES	0.03%	2.51%	2.37%
TRUST SHARES	0.08%	2.73%	2.05%[1]

1Performance is from October 15, 2001, inception date of Trust Shares.

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds then Daily Prices.

Government Reserves Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.